Exhibit 99.1

HYCROFT PROVIDES CORPORATE UPDATE

WINNEMUCCA, NV, July 12, 2023 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”), a gold and silver development company that owns the Hycroft Mine in the prolific mining region of Northern Nevada, provides an update on the Company’s activities.

Diane Garrett, President and CEO commented, “Hycroft is in a unique and enviable position in the precious metals industry. Not only do we own one of the world’s largest gold and silver deposits, we also have over $117 million in cash as of June 30, 2023, with no principal debt payments due until 2027 (for more details please visit www.hycroftmining.com). So many companies today are struggling to raise money given the current market conditions and lack of funds flow into the sector, but thanks to AMC Entertainment, Eric Sprott and our follow-on loyal shareholders that participated in the 2022 at- the-market equity offering, we were able to raise sufficient funds to support the Company for years to come. We are disappointed with our current share price given the recent positive developments at Hycroft, our strong cash position, a well-established management team known for creating value for shareholders and a world class asset in a Tier 1 mining jurisdiction. It is often said in our industry, properly developing an orebody is a marathon not a sprint, requiring patience and diligence to define, design and develop a project that delivers maximum value to our shareholders. The Company’s strategic focus is to create shareholder value by developing the Hycroft Mine to generate significant positive cash flows and build a successful multi-asset mining company.”

Key Highlights

●	The Company continues to maintain a Total Reportable Injury Frequency Rate (“TRIFR”) of 0.00 for twelve months trailing and sixteen months to date. Additionally, the Company has surpassed one million man-hours without a Lost Time Incident.

●	Drilling is well underway within the resource footprint to optimize the initial years of the mine plan for the sulfide operation. These drill results will be incorporated into the mine plan and the upcoming Pre-Feasibility Study (“PFS”) targeted for completion in the first half of 2024. Drill results will be disclosed once assays have been received.

●	Drill permits have been received for the Oscar and School Bus step-out exploration targets in the Company’s vastly underexplored land position. These exploration targets are located outside the current plan of operation near the historical high-grade Rosebud Mine. Based on the results from our 2022 Hyperspectral program and our review of the exploration information received from Newmont Mining as part of the Company’s purchase of Newmont’s fifty-percent undivided interest in three patented Rosebud claims (Lucky Boy 1, Lucky Boy 2, and White Alps), the Oscar and School Bus exploration targets have become a high priority.

●	The Company also has a drill permit pending for the Wild Rose exploration target. This high priority step-out target area is situated outside the plan of operation adjacent to the high-grade silver Vortex zone.

●	The Company continues to identify additional high potential exploration targets on its land outside the current plan of operation through exploration groundwork, geophysics, and continued review of the data received from Newmont.

●	Metallurgical and variability test work is nearing completion. To date, the test work demonstrates flotation gold and silver recoveries averaging between 7-10% higher than the flotation recoveries reflected in the Company’s most recent initial assessment technical report. Benchtop testing of recoveries from pressure oxidation has been initiated with results anticipated by the end of the third quarter of 2023.

●	In 2022, the Company sold $13.6 million of surplus equipment, and Hycroft financed $12.45 million of the purchase price. In the second quarter of 2023 the Company agreed to extend the final payment from June 30, 2023 to June 30, 2024. The purchaser pays the Company interest monthly on the $12.45 million balance at the rate of 7.5% per annum, which is approximately 50 percent higher than current interest rates received on the Company’s invested cash.

About Hycroft Mining Holding Corporation

Hycroft is a US-based, gold, and silver company developing the Hycroft Mine located in the world-class mining region of Northern Nevada.

FOR FURTHER INFORMATION contact info@hycroftmining.com or visit our website at www.hycroftmining.com.

Diane R. Garrett,

President & CEO

Cautionary Note Regarding Forward-Looking Statements.

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward- looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” set forth in our Annual Report on Form 10-K for the year ended December 31, 2022, our Quarterly Report on Form 10-Q for the periods ended March 31, 2023 , and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward- looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.

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